                                                                   EXHIBIT 10.12

                         REGISTRATION RIGHTS AGREEMENT


     THIS AGREEMENT entered into this 10th day of October, 1995 by and among MILCOM INTERNATIONAL, INC., a Delaware corporation, (the "Company"), the persons named as Investors on Exhibit A hereto (the "Investors") and the persons named as Stockholders on Exhibit B hereto (the "Stockholders").


                                R E C I T A L S
                                - - - - - - - -

     A. The Investors hold shares of the Company's Series A Preferred Stock and may hold shares of Common Stock of the Company upon conversion of such Preferred Stock, or any other shares of Common Stock acquired by the Investors (such Common Stock, the "Investor Shares"), $.0001 par value per share.

     B. The Stockholders hold an aggregate of 5,924,100 shares of the Company's Common Stock (the "Stockholder Shares"), $.0001 par value per share, and pursuant to the terms of a Stock Purchase Agreement, dated the date hereof ("Purchase Agreement") have agreed to enter this Agreement.

     C. The execution and delivery of this Agreement is a condition to the obligation of the Investors to complete the Purchase Agreement and the Company desires to grant registration rights to the Investors and the Stockholders.

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the Investors, the Stockholders and the Company agree as follows:


                                  REGISTRATION

1.   DEFINITIONS

     As used herein:

     1.1 The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, and the declaration or ordering of the effectiveness of such registration statement.

     1.2 The term "Registrable Shares" means and includes the Investor Shares and for purposes of Section 2.1 but not 2.2 or 2.3, the Stockholder Shares.

     1.3 The term "Ownership Percentage" means and includes, with respect to each holder of Registrable Shares requesting inclusion of Registrable Shares in an offering pursuant to this Agreement, the number of Registrable Shares held by such holder divided by the aggregate of (i) all Registrable Shares held by all holders requesting registration in such offering and (ii) the total number of all other securities entitled to registration pursuant to agreement with the Company approved by the Board of Directors and held by others participating in the underwriting.

     1.4 The term "Securities Act" means the Securities Act of 1933, as amended.

2.   REGISTRATION RIGHTS

     2.1 "PIGGY BACK" REGISTRATION. If at any time the Company shall determine to register under the Securities Act (including pursuant to a demand of any stockholder of the Company exercising registration rights) any of its Common Stock (except shares to be issued solely in connection with any acquisition of any entity or business, shares issuable solely upon exercise of stock options, or shares issuable solely pursuant to employee benefit plans), it shall send to each holder of Registrable Shares written notice of such determination and, if within ten (10) days after receipt of such notice, such holder shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part of the Registrable Shares that such holder requests to be registered, except that if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of Common Stock included in any such registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, and such limitation is imposed as provided herein among, first, the Company in an offering pursuant to a demand of any stockholder of the Company exercising registration rights and, then, the holders of such Common Stock having an incidental ("piggy back") right to include such Common Stock in the registration statement as provided below, then, to the extent any Registrable Shares remain available for registration after the underwriter's cut-back (the "Available Shares"), the Company shall be obligated to include in such registration statement, with respect to the requesting holder, only the product of (i) the number of Available Shares and (ii) such holder's Ownership Percentage, as that term is defined in Section 1.3. Notwithstanding the foregoing, such a reduction or cut-back shall be made by the underwriter with respect to the holders of Common Stock having "piggy back" rights to include such Common Stock in the registration statement, as follows: the underwriter shall first reduce or cut-back a pro rata number of the Stockholder Shares based on Stockholders' respective Ownership Percentages which the Stockholders have requested for inclusion hereunder until such time as the Investors have registered and sold a number of shares of Common Stock the gross proceeds from which is $5,000,000, thereafter the Investors and the Stockholders shall be cut-back a pro rata number of shares in which the numerator is the number of shares of Common Stock held by such holder of Registerable Shares and the denominator of which is all the Registrable Shares hereunder. If Investors have not sold $5,000,000 of gross proceeds of shares in a registered offering and to the extent that after the reduction of shares offered by the Stockholders in the preceding sentence, the underwriter determines that further reductions are necessary to effect an orderly public distribution, the underwriter shall reduce the number of Investor Shares available for registration hereunder, to the extent necessary on a pro rata basis. Notwithstanding the foregoing, no such reduction shall be made with respect to securities being offered by the Company for its own account if the offering is not pursuant to a demand of any stockholder of the Company exercising registration rights or by holders of securities who have requested the Company to register such securities pursuant to a mandatory registration obligation of the Company under Section 2.2 hereof. If any holder of Registrable Shares disapproves of the terms of such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. No incidental right under this Section 2.1 shall be construed to limit any registration required under Section 2.2.

     2.2 REQUIRED REGISTRATION. On any two occasions following the earlier of two years from the date hereof or after the Company has completed Any Public Offering as defined in the Purchase Agreement, one or more holders of at least fifty percent (50%) of the Registrable Shares shall notify the Company in writing that it or they intend to offer or cause to be offered for public sale at least twenty-five percent (25%) of the Registrable Shares, the Company will so notify all holders of Registrable Shares (including the Stockholders). Upon written request of any holder given within thirty (30) days after the receipt by such holder from the Company of such notification, the Company will use its best efforts to cause all or any part of the Registrable Shares that may be requested by any holder thereof (including the holder or holders giving the initial notice of intent to offer) to be registered under the Securities Act as expeditiously as possible. Notwithstanding anything contained in this Section 2.2 or Section 2.3 to the contrary, if the Company furnishes to the holders of Registrable Shares requesting any registration pursuant to such sections a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, such registration would be detrimental to the Company and that it is in the best interests of the Company to defer the filing of a registration statement, then the Company shall have the right to defer the filing of a registration statement with respect to such offering for a period of not more than 120 days from receipt by the Company of the request by the initiating holder; PROVIDED, HOWEVER, that the Company may not exercise such right more than two times, nor may the Company exercise such right consecutively.

     2.3 REGISTRATION ON FORM S-3. In addition to the rights provided to the holders of Registrable Shares in Section 2.1 and Section 2.2 above, if the registration of Registrable Shares under the Securities Act can be effected on Form S-3 (or any similar form promulgated by the Securities and Exchange Commission), the Company will promptly so notify each holder of Registrable Shares and then will at any time thereafter, until the fifth anniversary of the Company's first Qualified Public Offering as expeditiously as possible, use its best efforts to effect qualification and registration under the Securities Act on said Form S-3 of all or such portion of the Registrable Shares as the holder or holders shall specify. Notwithstanding the foregoing, the Company shall not be required to register a number of Stockholder Shares or Investor Shares on Form S-3, pursuant to this Section 2.3, which would be less than one percent (1%) of the then outstanding shares of the Company's Common Stock.

     2.4 EFFECTIVENESS. The Company will use its best efforts to maintain the effectiveness for up to ninety (90) days of any registration statement pursuant to Section 2.2 or Section 2.3 hereof and from time to time will amend or supplement such registration statement and the prospectus contained therein as and to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation.

     2.5 INDEMNIFICATION OF HOLDERS OF REGISTRABLE SHARES. In the event that the Company registers any of the Registrable Shares under the Securities Act, the Company will indemnify and hold harmless each holder and each underwriter of the Registrable Shares so registered (including any broker or dealer through whom such shares may be sold) and each person, if any, who controls such holder or any such underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse each such holder, each such underwriter and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with such registration, unless such untrue statement or omission was made in such registration statement, preliminary or amended, preliminary prospectus or prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Shares, any such underwriter or any such controlling person expressly for use therein; PROVIDED, HOWEVER, that the Company's obligations hereunder shall be limited to an amount equal to the proceeds received by the Company pursuant to such registration. Promptly after receipt by any holder of Registrable Shares, any underwriter or any controlling person of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such holder of Registrable Shares, or such underwriter or such controlling person, as the case may be, will notify the Company in writing of the commencement thereof, and, subject to the provisions hereinafter stated, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to such holder of Registrable Shares, such underwriter or such controlling person, as the case may be), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company. Such holder of Registrable Shares, any such underwriter or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Company unless the employment of such counsel has been specifically authorized by the Company. The Company shall not be liable to indemnify any person for any settlement of any such action effected without the Company's consent. The Company shall not, except with the approval of each party being indemnified under this Section 2.5, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

     2.6 INDEMNIFICATION OF COMPANY. In the event that the Company registers any of the Registrable Shares under the Securities Act, each holder of the Registrable Shares so registered will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each underwriter of the Registrable Shares so registered (including any broker or dealer through whom any of such shares may be sold) and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Shares, expressly for use therein; PROVIDED, HOWEVER, that such holder's obligations hereunder shall be limited to an amount equal to the proceeds to such holder of the Registrable Shares sold in such registration. Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against such holder of Registrable Shares, the Company will notify such holder of Registrable Shares in writing of the commencement thereof, and such holder of Registrable Shares shall, subject to the provisions hereinafter stated, assume the defense of such action (including the employment of counsel, who shall be counsel satisfactory to the Company) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against such holder of Registrable Shares. The Company and each such director, officer, underwriter or controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of such holder of Registrable Shares unless employment of such counsel has been specifically authorized by such holder of Registrable Shares. Notwithstanding the two preceding sentences, if the action is one in which the Company may be obligated to indemnify any holder of Registrable Shares pursuant to Section 2.5, the Company shall have the right to assume the defense of such action, subject to the right of such holders to participate therein as permitted by Section 2.5. Such holder of Registrable Shares shall not be liable to indemnify any person for any settlement of any such action effected without such holder's consent. Such holder shall not, except with the approval of the Company, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the party being so indemnified of a release from all liability in respect to such claim or litigation.

     2.7 EXCHANGE ACT REGISTRATION. The Company will use its best efforts to file on a timely basis with the Securities and Exchange Commission all information that the Commission may require under either of Section 13 or
Section 15(d) of the Exchange Act and, so long as it is required to file such information, shall use its best efforts to take all action that may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to the Company's Common Stock. The Company shall furnish to any holder of Registrable Shares forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company as filed with the Securities and Exchange Commission, and (iii) any other reports and documents that a holder may reasonably request in availing itself of any rule or regulation of the Securities and Exchange Commission allowing a holder to sell any such Registrable Shares without registration.

     2.8 FURTHER OBLIGATIONS OF THE COMPANY. Whenever the Company is required hereunder to register Registrable Shares, it agrees that it shall also do the following:

          (a) Furnish to each selling holder such copies of each preliminary and final prospectus and any other documents that such holder may reasonably request to facilitate the public offering of its Registrable Shares;

          (b) Use its best efforts to register or qualify the Registrable Shares to be registered pursuant to this Agreement under the applicable securities or "blue sky" laws of such jurisdictions as any selling holder may reasonably request; PROVIDED, HOWEVER, that the Company shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any jurisdiction where it is not then so subject;

          (c)  Furnish to each selling holder a copy of the signed:

          (i) opinion of counsel for the Company, dated the effective date of the registration statement;

          (ii) "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants "comfort" letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities, but only if and to the extent that the Company is required to deliver or cause the delivery of such opinion or "comfort" letters to the underwriters in an underwritten public offering of securities;

          (d) Permit each selling holder or his counsel or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them; and

          (e) Furnish to each selling holder, upon request, a copy of all documents filed and all correspondence from or to the Securities and Exchange Commission in connection with any such offering unless confidential treatment of such information has been requested of the Securities and Exchange Commission.

     2.9  EXPENSES.  In the case of a registration under Sections 2.1, 2.2 or
2.3 the Company shall bear all costs and expenses of each such registration, including, but not limited to, printing, legal and accounting expenses, Securities and Exchange Commission filing fees and "blue sky" fees and expenses; PROVIDED, HOWEVER, that the Company shall have no obligation to pay or otherwise bear (i) any portion of the fees or disbursements of more than one counsel for the selling holders of Registrable Shares in connection with the registration of their Registrable Shares which counsel shall be the counsel chosen by Investors, if Investors are selling in such offering, (ii) any portion of the underwriter's commissions or discounts attributable to the Registrable Shares being offered and sold by the holders of Registrable Shares, or (iii) any of such expenses if the payment of such expenses by the Company is prohibited by the laws of a state in which such offering is qualified and only to the extent so prohibited; and PROVIDED FURTHER, that, in the event any registration under the Securities Act is initiated by any holders of Registrable Shares pursuant to Sections 2.2 or
2.3 of this Agreement and such registration is thereafter withdrawn or terminated by such holders for reasons other than the occurrence of one or more events regarding the Company, which event or events may have a material adverse affect upon the business or prospects of the Company, and such holders learn of such event or events after the date of the demand for registration and prior to the date of withdrawal or termination by them and such withdrawal or termination occurs with reasonable promptness thereafter, then the Company shall have no obligation to pay or otherwise bear any fees, expenses or other costs arising out of or relating to such registration, unless, in the case of a registration under Section 2.2 hereof, such holders relinquish one of their rights to demand registration under such section.

     2.10 TRANSFER OF REGISTRATION RIGHTS. The registration rights of the holders of Registrable Shares under this Agreement may be transferred by any holder of Registrable Securities (i) by gift or sale, or upon death or permanent incapacity to his guardian, conservator, executor, administrator, trustees or beneficiaries of his will, spouse, children, stepchildren, grandchildren, parents, siblings or legal dependents, to a trust of which the beneficiary or beneficiaries of the corpus and the income shall be such a person or persons or the holders of Registrable Shares, to a partnership of which the partners shall be such a person or persons or the holder of Registrable Shares or to another holder of Registrable Shares, and (ii) to any transferee of Registrable Shares who after such transfer will hold 400,000 shares, or more.

     2.11 NO SUPERIOR RIGHTS. The Company will not, without the consent of the holders of 50% or more of the Registrable Shares, (including 50% of Registrable Shares held by the Investors) grant registration rights to any Person that are superior to the rights granted hereunder.

     2.12 MARKET STAND-OFF AGREEMENT. Provided that all holders of Registrable Shares are treated equally and all officers and directors of the Company are also so bound, no holder of Registrable Shares shall, to the extent requested by the Company or any managing underwriter of the Company, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Registrable Shares during a period (the "Stand-Off Period") equal to 180 days following the effective date of a registration statement of the Company filed under the Securities Act (or such shorter period as the Company or managing underwriter may authorize) except for securities sold as part of the offering covered by such registration statement in accordance with the provisions of this Agreement. In order to enforce the foregoing covenant, the Company may impose stock transfer restrictions with respect to the Registrable Shares of each holder until the end of the Stand-Off Period.

3.   ASSIGNABILITY

     This Agreement shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of the parties hereto.

4.   LAW

     This Agreement shall be governed by and construed in accordance with the laws of the State of California.

5.   AMENDMENT

     Any modification, amendment, or waiver of this Agreement or any provision hereof shall be in writing and executed by holders of not less than 66 2/3 percent of the Registrable Shares (including the holders of no less than a majority of the Management Shares); provided however, that no such modification, amendment or waiver shall reduce the aforesaid percentage of Registrable Shares without the consent of the record of beneficial holders of no less than 90 percent of the Registrable Shares.

6.   CONFLICT

     In the event of any conflict between the terms of this Agreement and the Purchase Agreement, the terms of this Agreement shall control.

7.   COUNTERPARTS

     This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

8.   NOTICE

     Any notices and other communications required or permitted under this Agreement shall be effective if in writing and delivered personally or sent by telecopier, Federal Express or registered or certified mail, postage prepaid, addressed as follows:

If to the Investors, to:  Summit Ventures IV, L.P.
                          Summit Ventures III, L.P., and
                          Summit Investors II, L.P.,
                          499 Hamilton Avenue, Suite 200
                          Palo Alto, California  94301
                          Telecopier:  (415) 321-1188

                          Crosspoint Venture Partners 1993
                          Crosspoint Venture Partners Entrepreneurs 1993 One First Street
                          Los Altos, California  94022

         with a copy to:  Bruce Feuchter, Esq.
                          Stradling, Yocca, Carlson & Rauth
                          660 Newport Center Drive, Suite 1600
                          Newport Beach, CA  92660
                          Telecopier:  (714) 725-4100

  If to the Company, to:  Milcom International, Inc.
                          17500 Gillette Avenue
                          Irvine, California 92714-5610
                          Telecopier:  (714) 757-0941

         with a copy to:  William J. Simpson, Esq.
                          Paul, Hastings, Janofsky & Walker
                          695 Town Center Drive, Suite 1600
                          Costa Mesa, California 92626
                          Telecopier:  (714) 979-1921

If to the Stockholders, to:  The names and addresses set forth on Exhibit B
                                                                  ---------
hereto.

     with a copy to:



     Unless otherwise specified herein, such notices or other communications shall be deemed effective (a) on the date delivered, if delivered personally,
(b) two business days after being sent, if sent by Federal Express, (c) one business day after being sent, if sent by telecopier with confirmation of good transmission and receipt, and (d) three business days after being sent, if sent by registered or certified mail. Each of the parties herewith shall be entitled to specify another address by giving notice as aforesaid to each of the other parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                         COMPANY

                         MILCOM INTERNATIONAL, INC., a Delaware corporation


                         By: /s/ Alfonso G. Cordero
                             ----------------------------------------------
                             Alfonso G. Cordero, President


                         INVESTORS

                         SUMMIT VENTURES III, L.P.

                         By: Summit Partners III, L.P., its General Partner
                           By:  Stamps, Woodsum & Co. III, its General Partner


                         By: /s/ Greg M. Avis
                             ----------------------------------------------
                             General Partner



                         SUMMIT VENTURES IV, L.P.

                         By: Summit Partners IV, L.P., its General Partner
                           By:  Stamps, Woodsum & Co. IV, its General Partner


                         By: /s/ Greg M. Avis
                             ----------------------------------------------
                             General Partner

                         SUMMIT INVESTORS II, L.P.


                         By: /s/ Greg M. Avis
                             ----------------------------------------------
                             General Partner


                         CROSSPOINT VENTURE PARTNERS 1993


                         By: /s/ Rich Shapero
                             ----------------------------------------------


                         CROSSPOINT VENTURE PARTNERS
                         ENTREPRENEURS 1993


                         By: /s/ Rich Shapero
                             ----------------------------------------------



                         STOCKHOLDERS


                         /s/ Alfonso G. Cordero
                         --------------------------------------------------
                         Alfonso G. Cordero


                         /s/ Ki Nam
                         --------------------------------------------------
                         Ki Nam


                         /s/ Sussanne Torretta
                         --------------------------------------------------
                         Sussanne Torretta


                         /s/ Charles Florman
                         --------------------------------------------------
                         Charles Florman


                         /s/ Bill H. Doi
                         --------------------------------------------------
                         Bill H. Doi


                         /s/ Arthur Cook
                         --------------------------------------------------
                         Arthur Cook

                         /s/ Thomas Ha
                         --------------------------------------------------
                         Thomas Ha


                         /s/ Ernest Johnson
                         --------------------------------------------------
                         Ernest Johnson

                                   EXHIBIT A
                               LIST OF INVESTORS


     Summit Ventures IV, L.P.
     499 Hamilton Avenue, Suite 200
     Palo Alto, California


     Summit Ventures III, L.P.
     499 Hamilton Avenue, Suite 200
     Palo Alto, California


     Summit Investors II, L.P.
     499 Hamilton Avenue, Suite 200
     Palo Alto, California


     Crosspoint Venture Partners 1993
     One First Street
     Los Altos, California  94022


     Crosspoint Venture Partners Entrepreneurs 1993
     One First Street
     Los Altos, California  94022

                                   EXHIBIT B
                             LIST OF STOCKHOLDERS


Alfonso G. Cordero
26862 Windsor Drive
San Juan Capistrano, CA  92675


Ki Nam
18626 Grayland
Artesia, CA  90701


Sussanne Torretta
10121 Constitution Drive
Huntington Beach, CA  92646


Charles Florman
414A Main Street
Port Jefferson, NY  11777


Bill H. Doi
13802 Tustin East Drive
Tustin, CA  92680


Arthur Cook
55 Greenfield
Irvine, CA  92714


Thomas Ha
8392 Satinwood Circle
Westminster, CA  92683


Ernest Johnson
P.O. Box 7976
Newport Beach, CA  92660

                                      B-1